                                                                     EXHIBIT 1.1

                                  WEC Company
                                 $130,000,000
                      12% Senior Notes due July 15, 2009

                            Woods Equipment Company
                                  $51,927,000
                                 51,927 Units
                                 Consisting of
                    15% Senior Discount Debentures due 2011
                                      and
                         .8745 Shares of Common Stock


                              PURCHASE AGREEMENT
                              ------------------

                                                                   July 23, 1999


Credit Suisse First Boston Corporation
Eleven Madison Avenue,
New York, N.Y. 10010-3629


Dear Sirs:

     1. Introductory. WEC Company, a Delaware corporation ("WEC"), proposes, subject to the terms and conditions stated herein, to issue and sell to Credit Suisse First Boston Corporation (the "Purchaser") $130,000,000 principal amount of its 12% Senior Notes due July 15, 2009 (the "Notes") to be issued under an indenture, to be dated as of July 28, 1999 (the "Notes Indenture"), among WEC, Woods Equipment Company, a Delaware corporation and parent of WEC ("Woods" or the "Parent Guarantor" and together with WEC, the "Issuers"), and United States Trust Company of New York, as trustee (the "Notes Trustee"), which Notes will be unconditionally guaranteed (the "Parent Guaranty") by Woods and by each future domestic subsidiary of WEC. Woods proposes, subject to the terms and conditions stated herein, to issue and sell the Purchaser 51,927 Units (the "Units"), each Unit consisting of (i) one 15% Senior Discount Debenture due 2011 (the "Debentures") with a principal amount at maturity of $1,000 to be issued under an indenture, to be dated as of July 28, 1999 (the "Debenture Indenture"), with a potential amount at maturity of $1,000 between Woods and United States Trust Company of Texas, N.A., as trustee (the "Debenture Trustee") and (ii) .8745 shares of common stock, $.01 par value per share (the "Common Stock") of Woods. The shares of Common Stock to be issued as part of the Units are collectively referred to as the "Shares" and the Notes, Units, Debentures and Shares are collectively referred to as the "Securities." The
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United States Securities Act of 1933, as amended, is herein referred to as the
"Securities Act." Pursuant to agreements dated as of July 1, 1999 and as of July 7, 1999 (the "Acquisition Agreements"), Woods will purchase the common stock or assets of Tru-Part Manufacturing Corporation and its principal operating subsidiary, Tool & Implement Supply Company (collectively, "TISCO") and Central Fabricators Inc. ("Central Fabricators") (collectively, the "Acquisitions").

     Holders (including subsequent transferees) of the Notes and Debentures will have the registration rights set forth in the Registration Rights Agreement (the "Registration Rights Agreement"), among WEC, Woods and the Purchaser, in substantially the form of Exhibit A hereto. Pursuant to the Registration Rights Agreement, the Issuers agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Securities Act (the "Notes Exchange Offer Registration Statement") registering an issue of senior notes identical to the Notes (the "Exchange Notes") to be offered in exchange for the Notes (the "Notes Exchange Offer"), (ii) a registration statement under the Securities Act (the "Debentures Exchange Offer Registration Statement") registering an issue of senior discount debentures identical to the Debentures (the "Exchange Debentures") to be offered in exchange for the Debentures (the "Debentures Exchange Offer") and (iii) under the circumstances set forth therein, a registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement"). Holders of the Shares will have certain registration rights pursuant to a Registration Rights and Securityholders Agreement (the "Securityholders Agreement") among Woods, Madison Dearborn Partners, Inc. and the Purchaser. This Agreement, the Notes Indenture, the Notes, the Parent Guaranty, the Debenture Indenture, the Debentures, the Registration Rights Agreement, the Securityholders Agreement and the Acquisition Agreements are sometimes referred to in this Agreement, individually, as a "Transaction Document" and, collectively, as the "Transaction Documents." The Acquisitions and the offering of the Notes and the Units (the "Offerings") are sometimes referred to herein, individually, as a "Transaction" and collectively, as the "Transactions."

     WEC and Woods each hereby agree with the Purchaser as follows:

     2. Representations and Warranties of the Issuers. Each of WEC and Woods represents and warrants to, and agrees with, the Purchaser that:

         (a) A preliminary offering circular dated July 9, 1999, and an offering circular dated July 23, 1999, relating to the Notes to be offered by the Purchaser have been prepared by WEC, and a preliminary offering circular dated July 19, 1999, and an offering circular to be dated July 26, 1999, relating to the Debentures to be offered by the Purchaser have been prepared by Woods. Such preliminary offering circulars and offering circulars, as supplemented as of the date of this Agreement, together with any other document approved by the Issuers for use in connection with the contemplated resale of the Securities are hereinafter collectively referred to as the "Offering Circulars." On the date of this Agreement, the Offering Circulars do not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Circulars based upon written information furnished to the Issuers by the Purchaser specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

          (b) Each of WEC and Woods has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business as described in the Offering Circulars; and each of WEC and Woods is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to qualify would not, (1) individually or in the aggregate, have a material adverse effect on the conditions (financial or other), business, properties or results of operations of the Issuers taken as a whole (2) adversely affect the issuance, validity or enforceability of the Securities, the Notes Indenture or the Debenture Indenture or (3) adversely affect the consummation of any of the transactions contemplated by the Agreement (each of (1), (2) and (3) above, a "Material Adverse Effect").

         (c) There are no subsidiaries of WEC; the only subsidiary of Woods is WEC.

         (d) The Notes Indenture has been duly authorized by all necessary corporate action of WEC and Woods; the Notes have been duly authorized by all necessary corporate action of WEC; the Parent Guaranty and the Debentures have been duly authorized by Woods and when the Notes and the Debentures are delivered and paid for pursuant to this Agreement and the Notes Indenture or Debenture Indenture, as applicable, on the Closing Date (as defined below), the Notes Indenture will have been duly executed and delivered by WEC and Woods, the Debenture Indenture will have been duly executed and delivered by Woods, such Notes will have been duly executed, issued and delivered by WEC and will conform to the description thereof contained in the Offering Circulars, such Debentures will have been duly executed, issued and delivered by Woods and will conform to the description thereof contained in the Offering Circulars, the Notes Indenture and such Notes will constitute valid and legally binding obligations of WEC and Woods and the Debenture Indenture and Debentures will constitute valid and legally binding obligations of Woods, in each case enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; when the Notes are delivered to and paid for by the Purchaser in accordance with this Agreement, the Parent Guaranty will constitute the valid and binding obligation of Woods enforceable against Woods in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (e) The Exchange Notes have been duly authorized by all necessary corporate action of WEC and, when issued, authenticated, and delivered in accordance with the terms of the Notes Indenture, the Registration Rights Agreement and the Notes Exchange Offer, will constitute valid and legally binding obligations of WEC and Woods, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (f) The Exchange Debentures have been duly authorized by all necessary corporate action of Woods and, when issued, authenticated, and delivered in accordance with the terms of the Debenture Indenture, the Registration Rights Agreement and the Debentures Exchange Offer, will constitute valid and legally binding obligations of Woods, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (g) The Shares and all other outstanding shares of capital stock of Woods have been duly authorized; all outstanding shares of capital stock of Woods and WEC are, and, when the Shares have been delivered and paid for in accordance with this Agreement on the Closing Date, such Shares will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Offering Circulars; and the stockholders of Woods have no preemptive rights with respect to the Shares; and there are no restrictions on transfers of the Shares except as described in the Offering Circulars.

         (h) Except as disclosed or reflected in the Offering Circulars, there are no contracts, agreements or understandings between WEC or Woods and any person that would give rise to a valid claim against WEC, Woods or the

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    Purchaser for a brokerage commission, finder's fee or other like payment in connection with the Offerings.

         (i) Except for the Registration Rights Agreement, the Securityholders Agreement and as otherwise described in the Offering Circulars, there are no contracts, agreements or understandings between WEC or Woods and any person granting such person the right to require WEC or Woods to file a registration statement under the Securities Act with respect to any securities of WEC or Woods owned or to be owned by such person or to require WEC or Woods to include such securities in any registration statement registering any other securities of WEC or Woods under the Securities Act.

         (j) Except for those which have already been obtained or would not have a Material Adverse Effect, no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the Transactions as contemplated by (i) this Agreement in connection with the issuance and sale of the Securities by the Issuers, or (ii) any other Transaction Documents in connection with the consummation of the transactions contemplated therein.

         (k) The execution, delivery and performance by WEC and Woods of each of the Transaction Documents (to the extent each is a party thereto) and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over WEC or Woods or any of their properties, or (ii) any agreement or instrument to which WEC or Woods is a party or by which WEC or Woods is bound or to which any of the properties of WEC or Woods is subject except for such breach, violation or default which would not have a Material Adverse Effect, or (iii) the charter or by-laws of WEC or Woods and the Issuers have full corporate power and authority to authorize, issue and sell the Securities as contemplated by this Agreement.

         (l) This Agreement has been duly authorized, executed and delivered by WEC and Woods.

         (m) The Registration Rights Agreement has been duly authorized, executed and delivered by WEC and Woods and the Registration Rights Agreement conforms to the descriptions thereof contained in the Offering Circular and the Registration Rights Agreement constitutes valid and legally binding obligations of WEC and Woods, enforceable in accordance with its respective terms, except that any rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations and subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (n) The Securityholders Agreement has been duly authorized, executed and delivered Woods and the Securityholders Agreement conforms to the descriptions thereof contained in the Offering Circulars and the Securityholders Agreement constitutes valid and legally binding obligations of the Woods, enforceable in accordance with its respective terms, except that any rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations and subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (o) The Acquisition Agreements have been duly authorized, executed and delivered by WEC, Woods and their subsidiaries (to the extent each is a party thereto) and the Acquisition Agreements conform or will conform to the descriptions thereof contained in the Offering Circulars and the Acquisition Agreements are or will constitute valid and legally binding obligations of the Company and its subsidiaries (to the extent each is a party thereto), enforceable in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (p) Except as disclosed in the Offering Circulars, each of WEC and Woods have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Circulars, WEC and Woods hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

         (q) WEC and Woods possess all certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to WEC or Woods, would individually or in the aggregate, have a Material Adverse Effect.

         (r) Except as disclosed in the Offering Circulars, no labor strike, slowdown, stoppage or dispute (except for routine disciplinary and grievance matters) with the employees of WEC or Woods exists or, to the knowledge of WEC or Woods, is imminent, that would individually or in the aggregate, have a Material Adverse Effect.

         (s) WEC and Woods own, possess, have the right to use, or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") used in the conduct of the business now operated by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to WEC or Woods, would, individually or in the aggregate, have a Material Adverse Effect.

         (t) Except as disclosed in the Offering Circulars, neither WEC nor Woods (i) is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), (ii) owns or operates any real property contaminated with any substance that is subject to any environmen tal laws, (iii) is liable for any off-site disposal or contamination pursuant to any environmental laws, or (iv) is subject to any claim relating to any environmental laws, in each case, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and neither WEC nor Woods is aware of any pending investigation which might lead to such a claim.

         (u) Except as disclosed in the Offering Circulars, there are no pending actions, suits or proceedings against or affecting WEC or Woods or any of their respective properties that if determined adversely to WEC or Woods, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of WEC or Woods to perform its obligations under any Transaction Document to which it is a party, or which are otherwise material in the context of the sale of the Securities and the consummation of the other Transactions; and no such actions, suits or proceedings are threatened or, to WEC or Woods' knowledge, contemplated.

         (v) The financial statements included in the Offering Circulars present fairly the financial position of the applicable Issuer and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial statements included in the Offering Circulars provide a reasonable basis for presenting the significant effects directly attributable to the Offerings or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

         (w) Except as disclosed in the Offering Circulars, since the date of the latest audited financial statements included in the Offering Circulars, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of WEC and Woods taken as a whole, and, except as disclosed in or contemplated by the Offering Circulars, there has been no dividend or distribution of any kind declared, paid or made by Woods on any class of its capital stock.

         (x) Neither WEC nor Woods is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended (the "Investment Company Act"); and neither WEC nor Woods is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Circulars and the consummation of the other Transactions, will not be an "investment company" as defined in the Investment Company Act.

         (y) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as any of the Securities are listed on any national securities exchange registered under Section 6 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") or quoted in a U.S. automated inter-dealer quotation system.

         (z) The offer and sale of the Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and, in the case of the Notes, Regulation S thereunder; and it is not necessary to qualify an indenture in respect of the Notes or the Debentures under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

         (aa) None of WEC, Woods or any of their respective affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) any of the Securities or any security of the same class or series as any of the Securities or (ii) has offered or will offer or sell any of the Securities
     (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(b) of Regulation S. In the case of the Notes, WEC, Woods and their respective affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Neither of the Issuers has entered and they will not enter into any contractual arrangement with respect to the distribution of any of the Securities except for this Agreement.

         (ab) The statistical and market related data included in the Offering Circulars are based on or derived from sources which the Issuers believe to be reliable.

         (ac) The Issuers have delivered to the Purchaser true, correct and complete executed copies of the Acquisition Agreements, together with any amendments thereto.

         (ad) None of WEC, Woods or any of their respective affiliates, nor any person acting on its or their behalf has taken or will take any action that might cause this Agreement or the sale of any of the Securities to violate, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System, in each case as in effect on the date hereof, or as the same may hereafter be in effect, on the Closing Date.

         (ae) The proceeds to the Issuers from the Offerings will be used as described in the Offering Circulars.

     3. Purchase, Sale and Delivery of the Notes. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, WEC agrees to sell to the Purchaser, and the Purchaser agrees to purchase from WEC, at a purchase price of 97% of the principal amount thereof plus accrued interest from July 28, 1999 to the Closing Date (as hereinafter defined), all of the Notes. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, Woods agrees to sell to the Purchaser, and the Purchaser agrees to purchase the Units from Woods, at an aggregate purchase price of $24,187,746 plus accrued interest on the Debentures from July 28, 1999 to the Closing Date, all of the Units.

     WEC will deliver against payment of the purchase price the Notes in the form of one or more permanent global Notes in registered form without interest coupons (the "Global Notes") deposited with the Notes Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Woods will deliver against payment of the purchase price the Units in the form of one or more permanent global Units (each of which will consist of one or more global certificates for Debentures and Shares) in registered from without interest coupons (the "Global Units" and together with the Global Notes, the "Global Securities") deposited with the transfer agent for the Units, as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Circulars.

     Payment for the Securities shall be made by the Purchaser in Federal (same day) funds by official check or checks or wire transfer to an account at a bank acceptable to the Purchaser drawn to the order of WEC or Woods at the office of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York, 10022 at 10:00A.M., (New York time), on July 28, 1999, or at such other time not later than seven full business days thereafter as the Purchaser and the Company determine, such time being herein referred to as the "Closing Date," against delivery to the Notes Trustee or transfer agent for Units, as applicable, as custodian for DTC of Global Notes or Global Units representing all of the Notes and Units, respectively. The Global Securities will be made available for checking at the above office of Skadden, Arps, Slate, Meagher & Flom LLP, at least 24 hours prior to the Closing Date.

     4.   Representations by Purchaser; Resale by Purchaser.

          (a) the Purchaser represents and warrants to WEC and Woods that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

          (b) the Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the Securities Act or, in the case of the Notes, in accordance with Regulation
     S. The Purchaser represents and agrees that it has offered and sold the Securities, and will offer and sell the Securities only in accordance with Rule 903 or Rule 144A under the Securities Act ("Rule 144A") or, in the case of the Notes, Rule 903. Accordingly, neither the Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Securities, and the Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S and Rule 144A.

     Terms used in this subsection (b) have the meanings given to them by Regulation S.

          (c) the Purchaser agrees that it and each of its affiliates have not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities except with the prior written consent of WEC with respect to the Notes or Woods with respect to the Units.

          (d) the Purchaser agrees that it and each of its affiliates will not offer or sell the Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Purchaser agrees, with respect to resales made in reliance on Rule 144A of any of the Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

          (e) the Purchaser represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Securities will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in
     Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

     5. Certain Agreements of WEC and Woods. WEC and Woods each agrees with the Purchaser that:

          (a) The Issuers will advise the Purchaser promptly of any proposal to amend or supplement the Offering Circulars and will not effect such amendment or supplementation without the Purchaser's consent. If, at any time prior to the completion of the resale of the Securities by the Purchaser, any event occurs as a result of which the Offering Circulars as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Issuers promptly will notify the Purchaser of such event and promptly will prepare, at their own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither the Purchaser's consent to, nor the Purchaser's delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

          (b) The Issuers will furnish to the Purchaser copies of any preliminary offering circular, the Offering Circulars and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Purchaser requests. At any time when the Issuers are not subject to Section 13 or 15(d) of the Exchange Act, the Issuers will promptly furnish or cause to be furnished to the Purchaser and, upon request of holders and prospective purchasers of the Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Securities. The Issuers will pay the expenses of printing and distributing to the Purchaser all such documents.

         (c) The Issuers will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Purchaser reasonably designates and will continue such qualifications in effect so long as required for the resale of the Securities by the Purchaser.

          (d) During the period of three years hereafter, WEC and Woods will furnish to the Purchaser, as soon as reasonably practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and WEC and Woods will furnish to the Purchaser, as soon as available, (i) a copy of each report and any definitive proxy statement of WEC and Woods filed with the Commission under the Exchange Act, or mailed to stockholders and (ii) from time to time, such other information concerning WEC and Woods as the Purchaser may reasonably request, subject to the execution by Purchaser of a confidentiality agreement with respect to such information if it is not otherwise publicly available. Nothing in this clause (d) shall be interpreted as requiring WEC and Woods to prepare such materials if not otherwise required to do so.

          (e) During the period of two years after the Closing Date, the Issuers will, upon request, furnish to the Purchaser and any holder of the Securities a copy of the restrictions on transfer applicable to the Securities.

         (f) During the period of two years after the Closing Date, Woods and WEC will not, and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by any of them.

         (g) During the period of two years after the Closing Date, neither WEC nor Woods will be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

         (h) The Issuers will pay all expenses incidental to the performance of their respective obligations under this Agreement and the Notes Indenture or the Debenture Indenture, as the case may be, including (i) the fees and reasonable expenses of the Notes Trustee or Debenture Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Securities, the preparation and printing of this Agreement, the Notes Indenture, the Debenture Indenture, the Securities, the Offering Circulars and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Securities (provided such documents are printed by a professional printer); (iii) the cost of qualifying the Securities for trading in The Portal(SM) Market ("PORTAL") and any expenses incidental thereto; (iv) the cost of any advertising approved by the Issuers in connection with the issue of the Securities; (v) for any expenses (including reasonable fees and disbursements of counsel) incurred in connection with qualification of the Securities for sale under the laws of such jurisdictions as the Purchaser designates and the printing of memoranda relating thereto (not to exceed $10,000 in the aggregate);
     (vi) for any fees charged by investment rating agencies for the rating of the Securities; and (vii) for expenses incurred in distributing preliminary offering circulars and the Offering Circulars (including any amendments and supplements thereto) to the Purchaser. The Issuers will also pay or reimburse the Purchaser (to the extent incurred) for all travel expenses of the Issuers' officers and employees and any other expenses of the Issuers in connection with attending or hosting meetings with prospective purchasers of the Securities. Such amount may be deducted from the purchase price for the Securities set forth in Section 3 hereof.

         (i) In connection with the offering of the Securities, until the Purchaser shall have notified the Issuers of the completion of the resale of the Securities, none of Woods, WEC nor any of their affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Securities or attempt to induce any person to purchase any Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Securities.

         (j) For a period of 180 days after the date of the initial offering of the Securities by the Purchaser, neither WEC nor Woods will offer, sell, contract to sell, announce their intention to sell, pledge or otherwise dispose of, directly or indirectly, any United States dollar-denominated debt securities issued or guaranteed by WEC or Woods and having a maturity of more than one year from the date of issue. Neither WEC nor Woods will at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or, in the case of the Notes, the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Securities.

     6. Conditions of the Obligation of the Purchaser. The obligation of the Purchaser to purchase and pay for the Securities will be subject to the accuracy of the representations and warranties on the part of WEC and Woods herein, to the accuracy of the statements of officers of WEC and Woods made pursuant to the provisions hereof, to the performance by WEC and Woods of their respective obligations hereunder and to the following additional conditions precedent:

         (a) (I) the Purchaser shall have received a letter, dated the date of this Agreement, of Ernst & Young LLP confirming that, with respect to WEC, Woods and Central Fabricators, they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder (the "Rules and Regulations") and stating:

             (i) in their opinion the financial statements and schedules of WEC, Woods and Central Fabricators examined by them and included in the Offering Circulars comply as to form with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

             (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71,

          Interim Financial Information, on the unaudited financial statements of WEC, Woods and Central Fabricators included in the Offering Circulars;

            (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of WEC, Woods and Central Fabricators, and of all subsidiaries of WEC, Woods and Central Fabricators for which such interim financial statements are provided, inquiries of officials of WEC, Woods and Central Fabricators, and of such subsidiaries, who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                   (A) the unaudited financial statements of WEC, Woods and
               Central Fabricators included in the Offering Circulars do not comply as to form with applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                   (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in long-term debt of WEC, Woods and Central Fabricators and their consolidated subsidiaries or, at the date of the latest available balance sheet read by such accoun tants, there was any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Offering Circulars; or

                   (C) for the period from the closing date of the latest income statement of WEC, Woods and Central Fabricators included in the Offering Circulars to the closing date of the latest available income statement of WEC, Woods and Central Fabricators read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement of WEC, Woods and Central Fabricators included in the Offering Circular, in consolidated net sales or in the total amounts of consolidated net income or in the ratio of earnings to fixed charges;

          except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Offering Circulars disclose have occurred or may occur or which are described in such letter;

            (iv) they have performed the procedures specified therein on the pro forma financial statements included in the Offering Circulars;

            (v) on the basis of the review referred to in clause (iv) above, nothing came to their attention that caused them to believe that the pro forma financial statements included in or incorporated by reference in the Offering Circulars do not comply as to form with the applicable accounting requirements of the Act and the related published Rules and Regulations or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

            (vi) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information of WEC, Woods and Central Fabricators contained in the Offering Circulars (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of WEC, Woods and Central Fabricators and their subsidiaries subject to the internal controls of WEC's, Woods' or Central Fabricators' accounting systems or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          (II) the Purchaser shall have received a letter, dated the date of this Agreement, of Grant Thorton LLP confirming that, with respect to TISCO, they are independent public accountants within the meaning of the Securities Act and the Rules and Regulations and stating to the effect that:

            (i) in their opinion the financial statements and schedules of TISCO examined by them and included in the Offering Circulars comply as to form with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

            (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71,

          Interim Financial Information, on the unaudited financial statements of TISCO included in the Offering Circulars;

            (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of TISCO, and of all subsidiaries of TISCO for which such interim financial statements are provided, inquiries of officials of TISCO, and of such subsidiaries, who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                   (A) the unaudited financial statements of TISCO included in the Offering Circulars do not comply as to form with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                   (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any material increase in long-term debt of TISCO and its consolidated subsidiaries or, as compared with amounts shown on the latest balance sheet included in the Offering Circulars; or

                   (C) for the period from the closing date of the latest income statement of TISCO included in the Offering Circulars to the closing date of the latest available income statement of TISCO read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement of TISCO included in the Offering Circulars, in consolidated net sales or in the total or per share amounts of consolidated net income or in the ratio of earnings to fixed charges;

          except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Offering Circulars disclose have occurred or may occur or which are described in such letter; and

            (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information (including pro forma financial information and adjustments thereto) of

          TISCO contained in the Offering Circulars (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of TISCO and its subsidiaries subject to the internal controls of TISCO's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          (III) the Purchaser shall have received a letter, dated the date of this Agreement, of Greenwalt Sponsel & Co., Inc. confirming that, with respect to Alitec, they are independent public accountants within the meaning of the Securities Act and the Rules and Regulations and stating:

               (i) in their opinion the financial statements and schedules of Alitec examined by them and included in the Offering Circulars comply as to form with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

               (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements of Alitec included in the Offering Circulars;

               (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of Alitec, and of all subsidiaries of Alitec for which such interim financial statements are provided, inquiries of officials of Alitec, and of such subsidiaries, who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    (A) the unaudited financial statements of Alitec included in the Offering Circulars do not comply as to form with applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                    (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in long-term debt of Alitec and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Offering Circulars; or

                    (C) for the period from the closing date of the latest
               income statement of Alitec included in the Offering Circulars to the closing date of the latest available income statement of Alitec read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement of Alitec included in the Offering Circulars, in consolidated net sales or in the total amounts of consolidated net income or in the ratio of earnings to fixed charges;

          except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Offering Circulars disclose have occurred or may occur or which are described in such letter; and

               (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information (including pro forma financial information and adjustments thereto) of Alitec contained in the Offering Circulars (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of Alitec and its subsidiaries subject to the internal controls of Alitec's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (A) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgement of the Purchaser, make it impractical or inadvisable to proceed with the proposed issue, sale or distribution of the Securities, whether in the primary market or in respect of dealings in the secondary market, (B) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of

     WEC and Woods taken as a whole, which, in the judgment of the Purchaser, is material and adverse to WEC and Woods taken as a whole and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Securities; (C) any downgrading in the rating of any debt securities of WEC or Woods by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating in effect on the date of this Agreement of any debt securities of WEC or Woods (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (D) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of WEC or Woods on any exchange or in the over-the-counter market; (E) any banking moratorium declared by U.S. Federal or New York authorities; or (F) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Purchaser, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Securities.

          (c) the Purchaser shall have received an opinion, dated such Closing Date, of Kirkland & Ellis, counsel for WEC and Woods, that:

               (i) Each of WEC and Woods has been duly incorporated and is a corporation existing and in good standing under the laws of the State of Delaware. Each of WEC and Woods is duly qualified to do business as a foreign corporation in good standing in the jurisdictions indicated in such opinion;

               (ii) As of the date hereof, the authorized capital stock of Woods consists of (A) 5,000,000 shares of Common Stock, par value $0.01 per share, and (B) 600,000 shares of preferred stock consisting of (x) 500,000 shares of undesignated, serial preferred stock, par value $0.01 per share, and (y) 100,000 shares of 8% Cumulative Redeemable Preferred Stock, par value $0.01 per share. As of the date hereof, Woods is the record holder of all of the outstanding shares of capital stock of WEC and, to our knowledge, such shares are not subject to any security interest, lien or encumbrance except as described in the Offering Circulars. All outstanding shares of the capital stock of WEC and Woods have been duly authorized and are validly issued, fully paid and nonassessable.

               (iii) Each of WEC and Woods has the corporate power and authority to enter into and perform its obligations under the Transaction Agreements to which it is a party, including, in the case of Woods, the corporate power and authority to issue, sell and deliver the Units, the Debentures and the Shares and to issue the Parent Guaranty and, in the case of WEC, the corporate power and authority to issue, sell and deliver the Notes, in each case as contemplated by this Agreement. Each of Woods and WEC has the corporate power and authority to own their respective properties and conduct their respective businesses as described in the Offering Circulars.

               (iv) Except a described in the Offering Circulars, such counsel has no knowledge of any contracts, agreements or understandings between WEC or Woods and any person granting such person the right to require WEC or Woods to file a registration statement under the Securities Act with respect to any securities of WEC or Woods owned or to be owned by such person or to require WEC or Woods to include such securities in securities being registered pursuant to any other registration statement filed by WEC or Woods under the Securities Act;

               (v) The Board of Directors of each of WEC and Woods has adopted by requisite vote the resolutions necessary to authorize the execution, delivery and performance of each of this Agreement, the Notes Indenture, the Debenture Indenture, the Registration Rights Agreement, the Securityholders Agreement, the Notes, the Units, the Debentures and the Parent Guaranty to the extent a party thereto. No approval by the stockholders of WEC or Woods is required. Each of WEC and Woods has duly executed and delivered such documents (to the extent each is a party thereto); the Notes have been duly executed and delivered by WEC and the Parent Guaranty has been duly executed and delivered by Woods and, when the Notes are duly and validly authenticated in accordance with the terms of the Notes Indenture and delivered against payment therefor in accordance with the terms of this Agreement, the Notes will have been validly issued and will constitute valid and binding obligations of WEC, enforceable against WEC in accordance with its terms and entitled to the benefits of the Notes Indenture, and the Parent Guaranty will have been validly issued and will constitute the valid and binding obligation of Woods, enforceable against Woods in accordance with its terms and entitled to the benefits of the Debenture Indenture; the Debentures have been duly executed and delivered by Woods and, when the Debentures are duly and validly authenticated in accordance with the terms of the Debenture Indenture and delivered against payment therefor in accordance with the terms of this Agreement, the Debentures will have been validly issued and will constitute valid and binding obligations of Woods, enforceable against Woods in accordance with its terms and entitled to the benefits of the Debenture Indenture; each of the documents listed above conforms to the description thereof contained in the Offering Circulars; and each of such documents (other than this Agreement and the Securities) constitutes valid and binding obligations of WEC and Woods (to the extent each is a party thereto) enforceable in accordance with its respective terms, subject in each case of enforceability to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (vi) The board of directors of each of WEC and Woods has adopted by requisite vote the resolutions necessary to authorize the execution, delivery and performance of, in the case of Woods, the Exchange Debentures and, in the case of WEC, the Exchange Notes. No approval by the stockholders of each of WEC or Woods is required.

               (vii) When the Exchange Notes have been duly and validly, executed and delivered by WEC in accordance with the terms of the Registration Rights Agreement, the Notes Exchange Offer and the Notes Indenture, the Exchange Notes will constitute the valid and binding obligations of WEC and Woods, entitled to the benefits of the Indenture, and enforceable against WEC, in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights and to general equity principles;

               (viii) When the Exchange Debentures have been duly and validly executed and delivered by Woods in accordance with the terms of the Registration Rights Agreement, the Debentures Exchange Offer and the Debenture Indenture, the Exchange Debentures will constitute the valid and binding obligations of Woods, entitled to the benefits of the Debenture Indenture, and enforceable against Woods, in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights and to general equity principles;

               (ix) The Shares have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Offering Circulars; the issuance of the Shares will not be subject to any preemptive or similar rights;

               (x) Neither WEC nor Woods is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Circulars and the consummation of the other Transactions (as defined below), will not be an "investment company" as defined in the Investment Company Act;

               (xi) Except for those which have already been obtained, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by WEC or Woods for the consummation of the transactions contemplated by this Agreement or the Transaction Documents or otherwise in connection with the issuance and sale of the Securities, except such as may be required under Securities Act, the Exchange Act of Trust Indenture Act in connection with the Registration Rights Agreement (with respect to which such counsel need express no opinion);

               (xii) The execution and delivery by WEC and Woods (to the extent each is a party thereto) of, and performance by such parties of their respective obligations under, each of the Transaction Documents (including the issuance and sale of the Securities) and compliance with the terms and provisions thereof will not (a) violate the certificate of incorporation or bylaws of WEC or Woods, (b) constitute a violation by WEC or Woods of any applicable law, statute or regulation or governmental order, judgment or decree (except that any rights to indemnity and contribution herein may be limited by federal and state securities laws and public policy considerations), or (iii) breach, or result in a default under, any material agreement or instrument to which WEC or Woods are a party or by which WEC or Woods is bound, or to which any of the properties of WEC or Woods is subject, or the charter or by-laws of WEC or Woods, such material agreements to be specified in such opinion;

               (xiii) It is not necessary in connection with (i) the offer, sale and delivery of the Securities by the Issuers to the Purchaser pursuant to this Agreement or (ii) the resales of the Securities by the Purchaser in the manner contemplated by this Agreement, to register the Securities under the Securities Act or to qualify the Notes Indenture or the Debenture Indenture under the Trust Indenture Act;

               (xiv) The statements made in the Offering Circulars under the captions "Description of Other Financing Arrangements," "Description of the Notes," "Description of Capital Stock," "Description of the Units," "Description of the Debentures," "Certain Federal Income Tax Considerations," and "United States Federal Income Tax Consequences," insofar as they purport to describe the provisions of laws and documents referred to therein, are correct in all material respects.

               (xv) Neither the issuance or sale of the Securities under the circumstances contemplated by this Agreement nor the use of proceeds in the manner contemplated by the Offering Circulars under the caption "Use of Proceeds" will contravene Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part
          224) of the Board of Governors of the Federal Reserve System, in each case as in effect on the date hereof, or as the same may hereafter be in effect, on the Closing Date; and

               (xvi) None of the Securities is of the same class (within the meaning of Rule 144A under the Securities Act) as securities of WEC or Woods that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

               (xvii) Such counsel shall state that no facts have come to such counsel's attention in the course of participating with officers and represen tatives of WEC and Woods in the preparation of the Offering Circulars (except for financial statements and schedules and other financial data contained therein, as to which such counsel need express no opinion) to lead it to believe that any part of the Offering Circulars, as of the dates thereof or the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Purchaser shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Purchaser, such opinion or opinions, dated such Closing Date, with respect to the incorporation of WEC, Woods, the validity of the Securities, the Offering Circulars, the exemption from registration for the offer and sale of the Securities by the Issuers to the Purchaser and the resales by the Purchaser as contemplated hereby and other related matters as the Purchaser may require, and WEC and Woods shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (e) The Purchaser shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of each of WEC and Woods in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of WEC and Woods in this Agreement are true and correct, that WEC and Woods have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the date of the most recent financial statements in the Offering Circulars, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of WEC and Woods, taken as a whole, except as set forth in or contemplated by the Offering Circular or as described in such certificate.

          (f) The Purchaser shall have received letters, dated the Closing Date, of Ernst & Young LLP which meets the requirements of subsection
     (a)(I) of this Section, of Grant Thorton LLP which meets the requirements of subsection (a)(II) of this Section and of Greenwalt Sponsel & Co., Inc. which meets the requirements of subsection (a)(III) of this Section except that, in each case, the specified date referred to in such subsections will be a date not more than three business days prior to the Closing Date for the purposes of this subsection.

          (g) The Securities shall have been designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in PORTAL.

          (h) On or prior to the Closing Date (i) each of the Transactions shall have been consummated; (ii) the Transaction Documents shall continue to be in full force and effect in accordance with the terms thereof; and
     (iii) WEC or Woods shall have provided to each of the Purchaser and counsel to the Purchaser copies of all Transaction Documents delivered to the parties relating to the Transactions (including but not limited to legal opinions relating thereto).

          (i) The issuance and sale of the Notes and the Units shall have been consummated concurrently in accordance with the terms of this Agreement and the description thereof in the Offering Circulars.

     WEC or Woods will furnish the Purchaser with such conformed copies of such opinions, certificates, letters and documents as the Purchaser reasonably requests. the Purchaser may in its sole discretion waive compliance with any conditions to the obligations of the Purchaser hereunder.

     7. Indemnification and Contribution. (a) WEC and Woods will indemnify and hold harmless the Purchaser, its directors and officers and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Circulars, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Issuers' failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse the Purchaser for any legal or other expenses reasonably incurred by the Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided,
                                                                  --------
however, that neither of WEC or Woods will be liable in any such case to the
-------
extent that any such loss, claim, damage or liability (or actions in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to WEC or Woods by the Purchaser specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.


          (b) the Purchaser will indemnify and hold harmless WEC and Woods, their directors and officers and each person, if any, who controls WEC and Woods within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which WEC or Woods may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Circulars, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to WEC or Woods by the Purchaser specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by WEC or Woods in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Purchaser consists of the following information in the Offering Circular furnished on behalf of each Purchaser: the seventh and eighth paragraphs under the caption "Plan of Distribution," provided, however, that the
                                                     --------  -------
Purchaser shall not be liable for any losses, claims, damages or liabilities arising out of or based upon WEC's or Woods' failure to perform their obligations under Section 5(a) of this Agreement.

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by WEC and Woods on the one hand and the Purchaser on the other from the offering of the Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of WEC and Woods on the one hand and the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by WEC and Woods on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by WEC and Woods bear to the total discounts and commissions received by the Purchaser from WEC and Woods under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by WEC or Woods or the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were resold exceeds the amount of any damages which the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          (e) The obligations of WEC and Woods under this Section shall be in addition to any liability which WEC or Woods may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchaser under this Section shall be in addition to any liability which the Purchaser may otherwise have and shall extend, upon the same terms and conditions to each person, if any, who controls WEC or Woods within the meaning of the Securities Act or the Exchange Act.

     8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of WEC and Woods or their officers and of the Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Purchaser, WEC, Woods, or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If this Agreement is terminated or if for any reason the purchase of the Securities by the Purchaser is not consummated, the Issuers shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of WEC, Woods and the Purchaser pursuant to Section 7 shall remain in effect. If the purchase of the Securities by the Purchaser is not consummated other than solely because of the occurrence of any event specified in clause (C), (D) or (E) of Section 6(b)(ii), the Issuers will reimburse the Purchaser for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Securities.

     9. Notices. All communications hereunder will be in writing and, if sent to the Purchaser will be mailed, delivered or telegraphed and confirmed to the Purchaser, at Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention:
Investment Banking Department - Transactions Advisory Group, or, if sent to WEC or Woods, will be mailed, delivered or telegraphed and confirmed to it at Woods Equipment Company, 6944 Newbury Road, Rockford, Il 61108, Attention: Chief Financial Officer.

     10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Issuers as if such holders were parties thereto.

     11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     12. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

     EACH OF WEC AND WOODS HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     If the foregoing is in accordance with the Purchaser's understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement among WEC, Woods and the Purchaser in accordance with its terms.

                         Very truly yours,

                         WEC COMPANY


                         By: /s/ Thomas J. Laird
                         --------------------------------------------
                         Name: Thomas J. Laird
                         Title: President and Chief Executive Officer


                         WOODS EQUIPMENT COMPANY


                         By: /s/ Thomas J. Laird
                         --------------------------------------------
                         Name: Thomas J. Laird
                         Title: President and Chief Executive Officer

The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.


Credit Suisse First Boston Corporation


     By: /s/ Joseph Fashano
     --------------------------
     Name: Joseph Fashano
     Title: